E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION | JANUARY 26, 2022

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2020 and other subsequent filings with the SEC. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 41-56. Important Information 2

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Corporate Overview 3

4Q21 Highlights

Record EPS for the year and strong Q4

- YTD Diluted EPS $1.98, or $2.00 adjusted*
- QTD Diluted EPS $0.49, or $0.54 adjusted*
- YTD ROACE of 12.23%, or 12.45% adjusted*
- QTD ROACE of 11.81%, or 13.08% adjusted*

Top-line growth

- Consumer loans (ex acquired) up 1.9% in Q4 and 2.7% YTD to record $727.3M
- Commercial loans (ex PPP & acquired) up 2.4% in Q4 and YTD to record $2.13B

Disciplined expense management

- Maintained non-interest expense/average assets to 2.09%, or 1.95% excluding acquisition and ESOP settlement expenses
- Efficiency ratio 62.69%, or 58.25% adjusted*

NIM compression tempered by funding costs

- Expected NIM compression from anticipated asset pricing headwinds, partially offset by further reduction in cost of interest bearing liabilities to 0.31% and previously disclosed initiatives to optimize earning asset returns including increasing investment securities to 36.9% of total assets

* Excluding acquisition expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts and ESOP settlement expense, net of tax and death benefits on bank owned life insurance; see non-GAAP reconciliations in Appendix.

($000s except per share data)	4Q21	Change % vs. 3Q21	Change % vs. 4Q20
Income Statement			
Net interest income	$49,976	7.4%	14.6%
Non-interest income	$12,828	(20.0)%	(35.0)%
Reported net income	$21,425	(7.1)%	(2.1)%
Diluted EPS	$0.49	(5.8)%	(2.0)%
Adjusted EPS*	$0.54	3.9%	3.9%
Efficiency ratio	62.69%	7.81%	5.15%
Adjusted efficiency ratio*	58.25%	3.27%	3.13%
Return on Average Assets	1.14%	(0.27)%	(0.35)%
Return on Average Equity	11.81%	(0.83)%	(0.98)%
Balance Sheet			
Average earning assets	$6,938,258	15.0%	29.3%
Average total loans	$3,630,896	3.0%	(8.1)%
Average total deposits	$5,910,610	17.9%	31.7%
Credit Quality			
Allowance for credit losses to total loans	1.51%	(4) bps	4 bps
NPA ratio	0.31%	(12) bps	(18) Bps
Net charge-offs to avg. loans for the period	0.04%	4 bps	3 Bps

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Why Horizon?

A High-Performing Operator in Growth Markets

Disciplined operating culture

1.34% ROAA, 12.23% ROAE & 2.14% operating expenses/avg. assets YTD
Superior return metrics include GAAP ROAA, ROAE and operating expenses/avg. assets, as well as adjusted[1] 1.36%,12.45% and 2.08%, respectively

35 branch consolidations over last six years and 10 in 2021
Contributing to sustained tech/digital investments and consistently low expense/assets, efficiency and compensation/ FTE ratios

Compelling value supported by commitment to dividend

166% P/TBV and 10.5x P/E (TTM) with 2.9% dividend yield
Recent HBNC share price presents compelling value, while unbroken 30-year record of quarterly cash dividends to shareholders continued in 2021 with two separate increases bringing the annual dividend amount to 60¢/share, representing a 30.6% payout ratio

Well-established long-term growth goals

17% average asset growth 2017-2021
In line with long-term goals of meaningfully outpacing GDP and industry, ~50/50 growth organic/acquired, and organic growth ≥3x GDP

Very attractive Midwest markets

30 minutes from downtown Chicago and Attractive Midwest Markets
Illinois exodus, Indiana's infrastructure and business-friendly climate, and Indiana and Michigan's major global employers, entrepreneurs and research universities all contribute to favorable economic trends in Horizon markets

Deliberate mix of businesses delivers very strong operational performance

>50% of total loans comprise commercial lending
Commercial loan portfolio, excluding PPP loans, increased approximately $51 million, or 10% annualized, during Q4 2021

(1) Footnote Index included in Appendix (see slides 41-56 for non-GAAP reconciliation)

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Seasoned Management Team



Craig M. Dwight
Chairman & CEO
- 43 Years of Banking Experience
- 23 Years as President or CEO of Bank



James D. "Jim" Neff
President
- 44 Years of Banking Experience
- 4 Years as President
- 21 Years as Senior Mortgage and Retail Credit Officer



Mark E. Secor
EVP & Chief Financial Officer
- 33 Years of Banking and Public Accounting Experience
- 13 Years with Horizon as CFO and EVP of Horizon



Lynn M. Kerber
EVP & Senior Commercial Credit Officer
- 31 Years of Banking Experience
- 4 Years with Horizon as Senior Commercial Credit Officer



Kathie A. DeRuiter
EVP & Senior Operations Officer
- 32 Years of Banking and Operational Experience
- 21 Years as Senior Bank Operations Officer



Dennis J. Kuhn
EVP & Chief Commercial Banking Officer
- 37 Years of Banking Experience
- 12 Years with Horizon, 3 years as Chief Commercial Banking Officer



Todd A. Etzler
EVP & Corporate Secretary & General Counsel
- 30 Years of Corporate Legal Experience and 11 years of General Counsel Experience
- 4 Years as SVP and General Counsel



Noe S. Najera
SVP, Retail Lending
- 20 Years of Banking Experience
- 6 Years with Horizon, 3 Years as SVP Retail Lending

* As of December 31, 2021

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® A History of Profitable Growth Extensive and Diligent M&A Expertise Supplements Organic Growth $0.7 $0.8 $0.9 $1.1 $1.2 $1.3 $1.3 $1.4 $1.4 $1.5 $1.8 $1.8 $2.1 $2.7 $3.1 $4.0 $4.2 $5.2 $5.9 $7.4 $5 $7 $7 $7 $7 $8 $9 $9 $10 $13 $20 $20 $18 $21 $24 $33 $53 $67 $68 $87 - 10 20 30 40 50 60 70 80 90 100 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Total Assets ($B) Net Income ($M) CAGRs 2002 through 2021 Total Assets – 13.0% Net Income – 20.0% 7 12 15 Organic Expansions M&A Transactions

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 8 * U.S. Bureau of Economic Analysis, retrieved from FRED, Federal Reserve Bank of St. Louis, fred.stlouisfed.org. YTD 2021 information not available at time of publication. Built to Outpace GDP & Industry Over Long-Term Assets Grew 29% ex. PPP During 2021 -4% 11% 23% 5% 21% 23% 8% 3% 4% 6% 1% 10% 20% -5% 18% 28% 18% 26% 7% 24% 12% 25% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 HBNC Annual Asset Growth, ex. PPP PPP Contribution to HBNC Annual Asset Growth GDP Annual Growth* All Commercial Bank Annual Asset Growth* Well-Established Long-Term Goals Meaningfully outpace GDP and industry ~50/50 growth organic/acquired Organic growth of ≥3x GDP growth 2011 - 2020 2016 - 2020 16% average asset growth 4.5x GDP 2.7x banks 18% average asset growth 5.5x GDP 2.9x banks

Diversified & Attractive Footprint


WISCONSIN
Milwaukee
Madison
LAKE MICHIGAN
Chicago
ILLINOIS
MICHIGAN
Midland
$1.5B IN LOANS
Grand Rapids
Lansing
Ann Arbor
Detroit
Michigan City
South Bend
Fort Wayne
Lafayette
INDIANA
Indianapolis
$1.8B IN LOANS
OHIO
Louisville
KENTUCKY

Serving the Right Side of Chicago

Headquartered in Michigan City, IN, with 78 locations in attractive markets in Indiana and Michigan

Double commuter track addition to the South Shore train lines supports growth in Northwest Indiana, which offers proximity to Chicago, with lower taxes and cost of living

Major colleges and universities throughout footprint, including Notre Dame University, Purdue University, University of Michigan and Michigan State University

INDIANA	MICHIGAN
12/31/21 Loans: $1.8B	12/31/21 Loans: $1.5B
54% of Loans	46% of Loans

Multiple Revenue Streams Diversifies Risk

Retail Banking	Mortgage Banking
Business Banking	Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

Note: Total loan figures for Indiana and Michigan are as of 12/31/21 and do not include Mortgage Warehouse.

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Attractive & Stable Midwest Markets

Top 5 Markets by Deposits

Michigan City, IN / La Porte, IN (Legacy)



$1.3B Deposits
8 Branches

- Significant manufacturing, healthcare, and education industries
- Over $1.5B in public and private investments since 2012
- Double commuter track addition to the South Shore train lines

Indianapolis, IN (Growth)



$687M Deposits
8 Branches

- Greater Indianapolis area exhibits strong growth

Northwest Indiana (Growth)



$609M Deposits
11 Branches

- Double commuter track addition to the South Shore train lines
- High cost of living in Chicago
- Population density of Chicago

Southwest Michigan* (Growth)



$501M Deposits
8 Branches

- Similar culture and economic base to legacy markets in Northern Indiana
- Grand Rapids one of the most attractive markets in the Midwest

Lafayette, IN (Growth)



$330M Deposits
6 Branches

- Purdue University collaborates with contiguous cities of Lafayette and West Lafayette
- Subaru expanding facilities

	Michigan City, IN La Porte, IN	Indianapolis, IN	Northwest Indiana	Southwest Michigan*	Lafayette, IN
Median HHI	$53,255	$65,306	$74,285	$58,856	$59,404
'20 – '25 HHI Growth	6.8%	11.2%	11.5%	11.8%	10.9%
'20 – '25 Pop. Growth	0.12%	3.81%	0.08%	1.02%	3.86%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data. Deposit data as of 6/30/21.

*Southwest Michigan defined as the MSAs of Niles, Grand Rapids-Kentwood and Kalamazoo-Portage. Demographic data weighted by HBNC deposits.

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HORIZON BANK

Digital Transformation

History of Optimizing and Diversifying Customer Channels

Multi-channel delivery to meet customers needs

- Serving customers through convenient digital and virtual tools, as well as traditional branches
- Efficient utilization of talent and technology to provide customer support
  - Robust network of 46 interactive teller machines (ITMs)
  - Three bank owned and operated Communication Centers supported by branch staff as needed
  - 86% of online chats answered by bots

Ongoing branch rationalization as customers expand use of technology

- Annual branch optimization process that focuses resources on most-profitable locations and those in underserved communities
- 35 branch consolidations over last six years

2021 PROGRESS & IMPACT

- 10 branches consolidated with cost saves to be reinvested in digital initiatives
- Introduced ITMs to newly acquired Michigan branches
- Leveraging upgraded online and mobile deposit account opening capability launched in 2020. 12% of new accounts opened in 2021 via the digital platform
- Online chats increased over 425% since inception in September 2020

FUTURE INITIATIVES & OUTLOOK

- 2022 branch optimization process begins in Q2
- Opportunity to introduce new Northern Michigan customers to digital offerings including e-statements and online bill pay
- We created a new position effective January 1, 2022, Director of Digital Banking. In this new role, Scott Kosik will oversee Horizon's Digital Strategy. His diversified experience at Horizon will enable him to add tremendous value in his new role

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 62 63 74 73 78 $46 $50 $53 $62 $74 $10 $20 $30 $40 $50 $60 $70 $80 $90 - 10 20 30 40 50 60 70 80 90 2017 2018 2019 2020 2021 Efficient Branch Network ($ millions) Total Branches Deposits/ Branch 12 48% 44% 57% 73% 75% 30% 40% 50% 60% 70% 80% 90% 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 1,000,000 2017 2018 2019 2020 2021 Monthly Transaction Volume Digital Transactions Branch Transactions % Digital Transactions Multi-channel Delivery Enhancing Branch Network Efficiency as We Invest in Tech 1 New Gary, IN branch in 2021, as part of commitment to improving access to financial services to minorities in cities that have been underserved 10 Permanent consolidation of 9 IN branches and 1 in MI on August 27, 2021 14 Acquired 14 MI branches from TCF on September 17, 2021

Productive Use of Capital

Deploying capital through productive acquisitions and to drive organic growth

- Completed acquisition of 14 Michigan branches and associated deposits and loans in 3Q21, adding mass and scale to Horizon's Midland market and extending its footprint into attractive markets in the northern and central regions of Michigan's Lower Peninsula

Longstanding dividend

- 30+ years of uninterrupted quarterly cash dividend
- Horizon increased its quarterly dividend during the first quarter of 2021 by 8.3% to $0.13 per share and by 15.4% to $0.15 per share during the third quarter of 2021, resulting in ninth dividend increase in the last 10 years
- Current implied annualized dividend yield of 2.9% as of December 31, 2021
- Strong cash position at the holding company represents approximately 6 quarters of the current dividend plus fixed costs

Strong share repurchase authority

- 1.45 million shares available for repurchase under current buyback program authorization
- $7.6 million of capital used to repurchase 340,000 shares YTD

FUTURE OUTLOOK

50/50 mix of organic and acquired growth	Targeted dividend payout ratio of 25-35%	Continue stock repurchases	Search for opportunities to leverage capital

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 14 Financial Highlights

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 15 $ M $26.9 $24.2 $24.5 $28.2 $23.4$22.8 $19.7 $22.2 $23.0 $23.7 $0.52 $0.44 $0.50 $0.52 $0.54 4Q20 1Q21 2Q21 3Q21 4Q21 Adj. Net Income(1) Pre-tax, Pre-provision Income Adj. Net Income Adj. EPS 16.41% 13.56% 13.94% 14.34% 14.45% 4Q20 1Q21 2Q21 3Q21 4Q21 Adj. PTPP ROACE(1) Adj. PTPP ROACE $45.0 $41.0 $42.5 $45.7 $48.2 3.44% 3.17% 3.13% 3.12% 2.86% 4Q20 1Q21 2Q21 3Q21 4Q21 Adj. Net Interest Income(1) Adj. Net Interest Income Adj. NIM $ M (1) Footnote Index included in Appendix (see slides 41-56 for non-GAAP reconciliation) 13.33% 11.46% 12.61% 12.58% 13.08% 4Q20 1Q21 2Q21 3Q21 4Q21 Adj. ROACE(1) Adj. ROACE Strong Core Earnings

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 16 Asset Sensitive Balance Sheet as of September 30, 2021 • Of the $1.8 billion of adjustable rate loans, $925.0 million adjust immediately with a rate change • Deposit BETA’s range from 4.0% for consumer deposits to 45.0% on money market accounts and public funds * Based on 12-month parallel rate shock as of September 30, 2021. $192 $202 $212 $222 5.61% 11.27% 16.85% 22.39% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% $175 $180 $185 $190 $195 $200 $205 $210 $215 $220 $225 100 bp 200 bp 300 bp 400 bp M ill io n s NII Volatility* NII % Impact on NII 12-Month Parallel Interest Rate Shock

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 3.36% 3.42% 3.31% 3.45% 3.66% 3.71% 3.63% 3.61% 3.58% 3.60% 3.59% 3.43% 3.46% 3.61% 3.67% 3.49% 3.44% 3.35% 3.27% 3.44% 3.17% 3.13% 3.12% 2.86% 0.66% 0.63% 0.62% 0.50% 0.48% 0.50% 0.55% 0.63% 0.70% 0.82% 0.93% 1.07% 1.19% 1.13% 1.10% 1.04% 0.95% 0.60% 0.53% 0.45% 0.40% 0.35% 0.30% 0.25% 0.50% 0.50% 0.50% 0.55% 0.80% 1.05% 1.25% 1.29% 1.53% 1.80% 2.01% 2.28% 2.50% 2.50% 2.30% 1.83% 1.40% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 0.25% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Margin Adj. NIM (1) Adj. Cost of Core Funds (1) Avg. Fed Funds Rate (2) • Excess liquidity carried on the balance sheet compressed the fourth quarter margin ~ 32bps • Average loan yields decreased in the fourth quarter by 4bps to 4.52% 17 (1) Footnote Index included in Appendix (see slides 41-56 for non-GAAP reconciliation) (2) Source: S&P Global Market Intelligence. Net Interest Margin

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial loans: • 63% fixed / 37% variable • 26% of variable rate commercial loans have floors, 78% of which are at their floor • PPP loans increased Q4 2021 loan yield ~ 16bps • PPP loans increased Q3 2021 loan yield ~ 21bps Retained mortgage loans: • 49% fixed / 51% variable • 93% of variable rate mortgage loans have floors, 13% of which are at their floor Consumer loans: • 65% fixed / 35% variable • 61% of variable rate consumer loans have floors, 57% of which are at their floor 18 Stable Loan Yields $3.6 $3.7 $4.0 $4.0 $4.0 $3.8 $3.6 $3.5 $3.6 5.10% 5.03% 4.54% 4.39% 4.72% 4.39% 4.43% 4.56% 4.52% 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Yield on Loans (%) / Total Average Loans ($B) Total Average Loans Yield on Loans (%)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Federal agency CMO, 4% State and municipal, 55%Federal agency MBS, 23% Private labeled MBS, 5% U.S. Treasury, 4% Corporate, 9% Total Investments at 12/31/21 $2.7B 19 • $3 billion investment portfolio is expected to be maintained during 2022 • 108% growth in investment portfolio since December 31, 2020 • $630 million of the $1.4 billion in growth due to the liquidity from the branch acquisition Investment Portfolio Growth Federal agency CMO, 12% State and municipal, 76% Federal agency MBS, 10% Private labeled MBS, 0% U.S. Treasury, 1% Corporate, 1% Total Investments at 12/31/20 $1.3B

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Non-interest bearing 23% Interest bearing(1) 64% CDs 13% 20 • Average non-interest bearing balances increased 16% • In-market relationships, strategic pricing and runoff of higher-priced time deposits, contributed to continued reduction in total deposit cost to 0.11% • CDs maturing in 2022 total $479 million with a weighted average rate of 0.37% • Account and deposit retention data very strong to date Average Cost(1) Average Deposits ($000s) 4Q 2021 Average Balances 3Q 2021 Average Balances 4Q 2021 (QTD) 3Q 2021 (QTD) Non-interest bearing $1,366,621 $1,180,890 0.00% 0.00% Interest bearing (excluding CDs) $3,793,949 $3,236,206 0.08% 0.09% Time Deposits (CDs) $750,040 $595,426 0.49% 0.72% Total Deposits $5,910,610 $5,012,522 0.11% 0.14% (1) Footnote Index included in Appendix (see slides 41-56 for non-GAAP reconciliation) Strong Low Cost Core Deposits Total Deposits at 12/31/21 $5.8B

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 57.5% 57.0% 57.7% 54.9% 62.7% 56.5% 58.0% 57.5% 56.2% 58.3% 4Q20 1Q21 2Q21 3Q21 4Q21 Efficiency Ratio Adj. Efficiency Ratio • Annualized non-interest expense declined to 1.95% of average assets, excluding acquisition and non-recurring ESOP settlement costs • After acquiring 14 branches and associated personnel in September, salaries and benefits expense increased only 8.7% from the linked quarter and 2.6% from the year-ago period • Adjusted efficiency ratio steady at 58.25%(1) 21 Efficiency Ratio(1) 4Q ’21 Highlights (1) Footnote Index included in Appendix (see slides 41-56 for non-GAAP reconciliation) Focus on Expense Control 2.47% 2.20% 2.16% 2.05% 1.95% 1.90% 2.00% 2.10% 2.20% 2.30% 2.40% 2.50% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 4Q20 1Q21 2Q21 3Q21 4Q21 Other Loan Expense Outside Services & Consultants Professional Fees Data Processing Net Occupancy Expenses Salaries & Employee Benefits Annualized Non-Interest Expense to Average Assets Non-interest Expense Breakout ($M)(1)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Loan Portfolio Review 22

Consumer Loan Portfolio Positioned for Growth

as of December 31, 2021

- Positioned for Growth
  - Leverage 34 new Indirect Dealerships in the Northern Michigan market
  - Hire experienced Indirect Lending Representative for Northern Michigan and Central Indiana markets
  - Expanded Mortgage Broker program
  - Increased marketing spend for HELOC loans increase usage of line, balance transfers, etc.
  - Record production in 2021 of $397.1M
- 99.5% secured consumer loans
  - 96.0% prime, with credit scores ≥700 for 86.2% of portfolio and <640 for 4.0%
  - Rescored annually
  - HELOC combined LTV limited to 89.9%
  - Low delinquency at 0.53% and YTD net charge-offs at 4 basis points



Unsecured, 0.5%
RV & Boat, 3.6%
Other, 0.6%
HELOCs, 34.3%
Total Outstanding at 12/31/21 $727M
Indirect Auto, 51.3%
Home Equity Term, 5.2%
Direct Auto, 4.5%

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Prime Mortgage Loan Portfolio

as of December 31, 2021

- 70% of production sold YTD
- Predominantly in-market lender
- Positioned for Growth
  - Expanded geographic footprint to over 20 states for saleable product
  - Hired two experienced originators to cover new Northern Michigan markets
  - Strong construction loan program to take advantage of fast growing new construction segment of market
  - Recently installed state of the art end-to-end loan origination system, creating internal efficiencies and providing user friendly mobile and on-line capabilities
  - Federal Housing Agency increased the conforming loan limit to $647k as of 1/1/2022, providing target market opportunities to refinance Jumbo ARM's
- Portfolio mortgages
  - Underwriting to Fannie Mae guidelines
  - Full documentation of employment, income and asset verification
  - 91.9% prime with credit score ≥670



Construction, 5.0%
Total Outstanding at 12/31/21 $594M
Jumbo, 43.6%
Rental, 1.2%
Conforming, 50.2%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Northern Indiana, 20% Central Indiana, 29% Other, 3% Michigan, 48% Geography at 12/31/21 Non-Owner Occupied Real Estate, 48.7% C&I, 23.6% Owner Occ. Real Estate, 23.5% Agriculture, 2.6% Develop./Land, 1.1% Res. Spec. Homes, 0.5% Category at 12/31/21 $2.2 billion in Total Commercial Loans Accelerating Commercial Loan Growth 25 • Commercial loan portfolio, excluding PPP loans, increased approximately $51 million, or 10% annualized, during Q4 2021. • Net funded new commercial loans increased 38% from the Q3 2021. • Net increase in revolving LOC’s for second consecutive quarter, up $5.5 million. Net revolving LOC balances approximately $26 million less than Q4 2020. • Addition of 8 commercial lenders in the last 12 months in growth markets in Southwest and Southeast Michigan and Northwest Indiana. • Commercial pipeline of approximately $120 million entering Q1 2022. Q4 2021 pipeline of $133 million grew to $199 million in new loans closed with $127 million funded.

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® $229 $208 $39 $1,412 0.01% 0.01% 0.04% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Charge Offs NCOs NCOs/Average Loans $ 0 0 0 s $26,807 $25,066 $22,322 $29,374 $19,0190.69% 0.68% 0.63% 0.80% 0.53% 4Q20 1Q21 2Q21 3Q21 4Q21 Non-Performing Loans NPLs (period end) NPLs/Loans (period end) $ 0 0 0 s $3,042 $367 -$1,492 $1,112 -$2,071 4Q20 1Q21 2Q21 3Q21 4Q21 $ 0 0 0 s 26 CECL $57,027 $57,186 $55,649 $56,779 $54,286 1.47% 1.56% 1.58% 1.55% 1.51% 4Q20 1Q21 2Q21 3Q21 4Q21 ACL ACL/Loans Strong Asset Quality Metrics Allowance for Credit Losses (“ACL”) (CECL Implementation 1Q20) $ 0 0 0 s Credit Loss Expense (CECL Implementation 1Q20) 4Q21 ACL/Loans excluding PPP Loans = 1.52% 4Q21 ACL/Loans excluding PPP & Warehouse Loans = 1.57%

Key Franchise Highlights

Positioned well for growth in 2022 and 2023, expansion of consumer dealer network, 20% increase in CLOs, 14 offices acquired, and closing 10 offices

Geographic diversification & exposure – strong market share in core footprint

Stable Midwest markets with balanced industrial bases and growth opportunities

High quality balance sheet with strong liquidity – approximately $3.3 billion of cash and securities as of 12/31/21

Robust capital position 14.1% Tier 1 and 15.4% Total RBC as of 12/31/21

Building for loan growth, with complementary counter-cyclical revenue streams

Historical run rate demonstrates strong core operating earnings

30-year unbroken quarterly cash dividend record, with strong cash position at the holding company and ability to dividend a significant amount of cash from the bank

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27

HORIZON BANK

2022 Goals

10%
ANNUAL COMMERCIAL LOAN GROWTH
Excluding PPP loans

15-18%
MODEST REDUCTION IN MORTGAGE ORIGINATIONS
Exceeding industry expectations

5-9%
ANNUAL CONSUMER LOAN GROWTH

<2.00%
ANNUAL EXPENSES TO AVERAGE ASSETS RATIO

>1.20%
ROAA

>12.5%
ROAE

NET INTEREST INCOME
$
GROWTH

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 29 Appendix

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 30 Low Deferral Rates ($ in millions) Net Type of Loan # Net Balance % of Total % of Portfolio # Net Balance % of Total % of Portfolio Balance % Decrease Commercial 7 $28.3 96.9% 1.3% 6 $10.6 98.1% 0.5% -62.5% Mortgage (Retained Only) 4 0.8 2.8% 0.1% 3 0.2 1.9% 0.0% -75.0% Indirect Auto 2 0.0 0.0% 0.0% 1 0.0 0.0% 0.0% 0.0% Direct 2 0.1 0.3% 0.1% 0 0.0 0.0% 0.1% -100.0% Consumer Revolving 0 0.0 0.0% 0.0% 2 0.0 0.0% 0.0% 0.0% Total 15 $29.2 100.0% 0.8% 12 $10.8 100.0% 0.8% -63.0% Mortgage (Serviced Only) 14 14 Payment Extensions / Modifications By Loan Type September 30, 2021 December 31, 2021 ($ in millions) Type of Loan # Net Balance # Net Balance # Net Balance # Net Balance Commercial 0 $0.0 7 $28.3 0 $0.0 6 $10.6 Mortgage (Retained Only) 4 0.8 0 0.0 3 0.2 0 0.0 Indirect Auto 2 0.0 0 0.0 1 0.0 0 0.0 Direct 2 0.1 0 0.0 0 0.0 0 0.0 Consumer Revolving 0 0.0 0 0.0 2 0.0 0 0.0 Total 8 $0.9 7 $28.3 6 $0.2 6 $10.6 ($ in millions) Type of Loan # Net Balance # Net Balance # Net Balance # Net Balance Commercial 3 $18.1 4 $10.2 3 $9.7 3 $0.9 Mortgage (Retained Only) 4 0.8 0 0.0 3 0.2 0 0.0 Indirect Auto 2 0.0 0 0.0 1 0.0 0 0.0 Direct 2 0.1 0 0.0 0 0.0 0 0.0 Consumer Revolving 0 0.0 0 0.0 2 0.0 0 0.0 Total 11 $19.0 4 $10.2 9 $9.9 3 $0.9 90 Days or Less Over 90 Days 90 Days or Less Over 90 Days Type Type Principal & Interest Interest Only Principal & Interest Interest Only Payment Extensions / Modifications By Term September 30, 2021 December 31, 2021 Type Type Payment Extensions / Modifications By Type September 30, 2021 December 31, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 31 Leveraging the CARES Act to provide additional support to small businesses and their employees • PPP loans totaled ~ $25.8 million through December 31, 2021 • Average loan size less than $130,000 • Continue to process PPP forgiveness applications • Outstanding deferred fees ~ $561,000 as of December 31, 2021 > $1M, 25% > $350K - $1M, 24% > $50K - $150K, 8% > $150K - $350K, 36% $50K and under, 7% 760 PPP Loans Outstanding Payroll Protection Program Through December 31, 2021

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 32 ($000s, unaudited) 12/31/20 Net Reserve(1) 1Q21 Net Reserve(1) 2Q21 Net Reserve(1) 3Q21 Net Reserve(1) 4Q21 12/31/21 Commercial $ 42,210 $ 770 $ (1,214) $ 1,355 $ (2,346) $ 40,775 Retail Mortgage 4,620 (391) (121) (371) 119 3,856 Warehousing 1,267 (104) (8) (101) 5 1,059 Consumer 8,930 (116) (194) 247 (271) 8,596 Allowance for Credit Losses $ 57,027 $ 159 $ (1,537) $ 1,130 $ (2,493) $ 54,286 ACL/Total Loans 1.47% 1.51% Acquired Loan Discount $ 11,494 $ (221) $ (815) $ (27) $ (1,334) $ 9,097 (1) Net Reserve Build is equal to the provision for credit losses net of net charge-offs/recoveries. Stable Credit Loss Reserves

Hotels Return To Normal Occupancy Rates

Predominately Highway Locations & Limited Service Properties



WISCONSIN
MICHIGAN
LAKE MICHIGAN
Milwaukee
Madison
Grand Rapids
Lansing
Ann Arbor
Detroit
Chicago
Michigan City
SOUTH SHORE LINE
South Bend
Fort Wayne
OHIO
Lafayette
ILLINOIS
INDIANA
Indianapolis
Louisville
KENTUCKY
Cities with hotels financed by Horizon

ALL HOTELS OPEN

All hotel loans in Horizon's portfolio are open for business

All hotels showed improved metrics in 2021, approaching pre-pandemic levels of 2019 for Occupancy, ADR and RevPAR

Strong brands including Marriott, Hilton, IHG, Wyndham, Choice Hotels and independent brands

Borrowers are long-time operators that have managed through multiple economic cycles and most have liquid resources available to them

18 Relationships 34 Loans	$142M Outstanding 3.9% of Total Loans

FAVORABLE LOCATIONS

Majority are located near major interstate highways or resort communities, which have rebounded faster than hotels located in metropolitan areas

100% of modified hotel loans making interest payments monthly

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® Commercial, $2,157M, 60% Residential Mortgage, $594M, 17% Consumer, $727M, 20% Mortgage Warehouse, $109M, 3% Held For Sale, $13M, 0% 34 Gross Loans at 12/31/21 $3.6B Diversified & Granular Loan Portfolio Commercial Loans by Industry ($M) 12/31/21 Balance % of Commercial Portfolio % of Total Loan Portfolio Lessors – Residential Multi Family $232 10.8% 6.4% Office (except medical) 165 7.7% 4.6% Hotel 142 6.7% 3.9% Retail 139 6.4% 3.9% Health Care, Educational & Social 133 6.2% 3.7% Individual and Other Services 130 6.0% 3.6% Real Estate Rental & Leasing 130 6.0% 3.6% Lessors – Student Housing 107 5.0% 3.0% Manufacturing 98 4.5% 2.7% Construction 92 4.3% 2.6% Warehouse/Industrial 82 3.8% 2.3% Finance & Insurance 80 3.7% 2.2% Restaurants 74 3.4% 2.1% Retail Trade 71 3.3% 2.0% Medical Office 65 3.0% 1.8% Professional & Technical Services 52 2.4% 1.4% Leisure and Hospitality 49 2.3% 1.4% Lessors – Residential 1–4 Family 46 2.1% 1.3% Mini Storage 46 2.1% 1.3% Government 35 1.6% 1.0% Farm Land 33 1.5% 0.9% Transportation & Warehousing 33 1.5% 0.9% Wholesale Trade 23 1.1% 0.6% Agriculture 22 1.0% 0.6% Other 78 3.6% 2.2% Total $2,157 100.0% 60.0%

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 2% 2% 2% 3% 3% 4% 5% 6% 7% 8% 11% Farm Land Lessors - Residential 1-4 Mini Storage All Others Medical Office Warehouse/ Industrial Lessors Student Housing Retail Motel Office (except medical) Lessors - Residential Multi Note: Data as of 12/31/21 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 5% Transportation & Warehousing Construction Professional & Technical Services All Others Restaurants Leisure and Hospitality Manufacturing Retail Trade Individuals and Other Services Health Care, Edu. Social Assist. Real Estate Rental & Leasing 1% 1% 1% 1% 1% 2% 2% 2% 2% 3% 3% 3% 3% Transportation & Warehousing Agriculture Retail Trade Professional & Technical Services All Others Real Estate Rental & Leasing Government Restaurants Manufacturing Health Care, Educational Social Assist. Individuals and Other Services Construction Finance & Insurance 35 Non-Owner Occupied CRE – % of Total Commercial Loans Owner Occupied CRE – % of Total Commercial Loans 52% of Total Commercial Loans $1.1 billion 23% of Total Commercial Loans $0.5 billion C&I Loans – % of Total Commercial Loans 25% of Total Commercial Loans $0.5 billion Low Levels of Concentrated Exposure Commercial Portfolio By Industry Type

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 11.5% 11.1% 11.6% 12.0% 11.3% 11.7% 11.5% 11.5% 11.9% 11.7% 11.5% 12.0% 2016 2017 2018 2019 2020 2021 10.4% 9.9% 10.1% 10.5% 10.7% 9.2%9.3% 9.7% 9.9% 9.7% 9.0% 9.0% 2016 2017 2018 2019 2020 2021 13.9% 12.9% 13.4% 14.0% 14.9% 15.4% 13.2% 13.5% 13.7% 13.4% 13.8% 14.5% 2016 2017 2018 2019 2020 2021 Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. 36 TCE / TA (%) Leverage Ratio (%) Total RBC Ratio (%) 4.0% Adequate + Buffer 7.0% KBW Regional Bank Index Median - MRQ Robust Capital Foundation 10.5% HBNC Ratio 8.3% 8.5% 8.8% 9.3% 9.1% 7.6% 8.7% 9.1% 9.2% 9.3% 8.5% 8.3% 2016 2017 2018 2019 2020 2021 CET1 Ratio (%)

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31, 2016	2017	2018	2019	2020	2021	Quarter Ended, 12/31/20	3/31/21	6/30/21	9/30/21	12/31/21
Balance Sheet:											
Total Assets	$3,141	$3,964	$4,247	$5,247	$5,887	$7,355	$5,887	$6,056	$6,109	$7,534	$7,355
Gross Loans	$2,144	$2,838	$3,014	$3,641	$3,881	$3,601	$3,881	$3,672	$3,527	$3,665	$3,601
Deposits	$2,471	$2,881	$3,139	$3,931	$4,531	$5,803	$4,531	$4,722	$4,782	$5,980	$5,803
Tangible Common Equity	$255	$325	$362	$478	$517	$548	$518	$516	$538	$525	$548
Profitability:											
Net Income	$23.9	$33.1	$53.1	$66.5	$68.5	$87.1	$21.9	$20.4	$22.2	$23.1	$21.4
Return on Average Assets	0.81%	0.97%	1.31%	1.35%	1.22%	1.34%	1.49%	1.40%	1.45%	1.41%	1.14%
Return on Average Equity	7.9%	8.7%	11.2%	11.0%	10.3%	12.2%	12.8%	11.9%	12.6%	12.6%	11.8%
Net Interest Margin	3.29%	3.75%	3.71%	3.69%	3.44%	3.13%	3.34%	3.29%	3.14%	3.17%	2.97%
Efficiency Ratio	71.5%	65.3%	60.7%	59.9%	57.0%	58.1%	57.5%	57.0%	57.7%	54.9%	62.7%
Asset Quality[(1)]:											
NPAs & 90+ PD / Assets	0.44%	0.44%	0.41%	0.47%	0.49%	0.00%	0.49%	0.44%	0.39%	0.43%	0.00%
NPAs & 90+ PD / Loans + OREO	0.65%	0.61%	0.57%	0.68%	0.74%	0.00%	0.74%	0.47%	0.67%	0.88%	0.00%
Reserves / Total Loans	0.69%	0.58%	0.59%	0.49%	1.47%	1.51%	1.47%	1.56%	1.58%	1.55%	1.51%
NCOs / Avg. Loans	0.08%	0.04%	0.05%	0.06%	0.05%	0.05%	0.02%	0.02%	0.00%	0.00%	0.04%
Bancorp Capital Ratios:											
TCE Ratio	8.3%	8.5%	8.8%	9.4%	9.1%	7.6%	9.1%	8.8%	9.1%	7.1%	7.6%
Leverage Ratio	10.4%	9.9%	10.1%	10.5%	10.7%	9.2%	10.7%	10.8%	10.8%	10.0%	9.2%
Tier 1 Capital Ratio	13.2%	12.4%	12.8%	13.5%	14.0%	14.1%	14.0%	15.6%	15.4%	14.3%	14.1%
Total Capital Ratio	13.9%	12.9%	13.4%	14.0%	14.9%	15.4%	14.9%	16.9%	16.7%	15.3%	15.4%

(1) Footnote Index included in Appendix (see slide 52 for non-GAAP reconciliation)
(2) As calculated by S&P Global Market Intelligence.

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 38 Leader In Our Core Markets Source: S&P Global Market Intelligence. Deposit data as of 6/30/21, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence MSA HBNC Rank HBNC Branches HBNC Market Share Deposits in Market ($M) Michigan City-La Porte, IN 1 9 60.0% $1,341 Indianapolis-Carmel-Anderson, IN 17 8 0.9% 687 Chicago-Naperville-Elgin, IL-IN-WI 52 10 0.1% 609 Lafayette-West Lafayette, IN 4 6 7.4% 330 Lansing-East Lansing, MI 12 4 2.9% 288 Niles, MI 4 5 13.1% 272 Midland, MI 2 2 19.1% 246 Cadillac, MI 2 3 31.3% 225 Detroit-Warren-Dearborn, MI 28 1 0.1% 177 Logansport, IN 3 1 18.2% 161 Grand Rapids-Kentwood, MI 20 2 0.5% 135 Auburn, IN 3 2 15.1% 129 Columbus, IN 5 2 6.1% 110 Warsaw, IN 5 3 5.3% 100 Big Rapids, MI 4 1 15.0% 96 Kalamazoo-Portage, MI 9 1 2.1% 93 Fort Wayne, IN 15 3 1.0% 91 Marion, IN 6 1 6.8% 64 Sturgis, MI 5 1 6.4% 63 Kokomo, IN 7 1 3.2% 50 Kendallville, IN 5 1 5.7% 44 South Bend-Mishawaka, IN-MI 13 1 0.7% 38 Saginaw, MI 12 1 0.8% 21 Elkhart-Goshen, IN 14 1 0.3% 15 Total Franchise 80 $5,838

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 39 Slide 4 • Adjusted net income and adjusted diluted EPS excludes one-time acquisition expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts, ESOP settlement expenses, (gain)/loss on sale of securities, prepayment penalties on borrowings, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted ROACE excludes one-time acquisition expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts, ESOP settlement expenses, (gain)/loss on sale of securities, prepayment penalties on borrowings, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted efficiency ratio excludes one-time acquisition expenses, gain on sale of ESOP trustee accounts, ESOP settlement expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 5 • Adjusted ROAA excludes one-time acquisition expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts, ESOP settlement expense, (gain)/loss on sale of securities prepayment penalties on borrowings, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted non-interest expense excludes one-time acquisition expenses and ESOP settlement expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 15 • Adjusted net income and adjusted diluted EPS excludes one-time acquisition expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts, ESOP settlement expenses, (gain)/loss on sale of securities, prepayment penalties on borrowings, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted net interest income and adjusted net interest margin exclude acquisition-related purchase accounting adjustments and prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted ROACE and Adjusted pre-tax, pre-provision ROACE exclude one-time acquisition expenses, credit loss expense on acquired loans, gain on sale of ESOP trustee accounts, ESOP settlement expenses, (gain)/loss on sale of securities, prepayment penalties on borrowings, net of tax and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Footnote Index

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 40 Slide 17 • Adjusted net interest income and adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Adjusted cost of core funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 20 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 21 • Adjusted non-interest expense excludes one-time acquisition expenses and ESOP settlement expenses. Adjusted efficiency ratio excludes one-time acquisition expenses, gain on sale of ESOP trustee accounts, ESOP settlement expense, (gain)/loss on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 41-56 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. Footnote Index

Footnote Index

Non-GAAP Reconciliation of Net Income
(Dollars in Thousands, Unaudited)

	Three Months Ended					Twelve Months Ended	
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Net income as reported	$ 21,425	$ 23,071	$ 22,173	$ 20,422	$ 21,893	$ 87,091	$ 68,499
Acquisition expenses	884	799	242	-	-	1,925	-
Tax effect	(184)	(166)	(51)	-	-	(401)	-
Net income excluding acquisition expenses	22,125	23,704	22,364	20,422	21,893	88,615	68,499
Credit loss expense acquired loans	-	2,034	-	-	-	2,034	-
Tax effect	-	(427)	-	-	-	(427)	-
Net income excluding credit loss expense acquired loans	22,125	25,311	22,364	20,422	21,893	90,222	68,499
Gain on sale of ESOP trustee accounts	-	(2,329)	-	-	-	(2,329)	-
Tax effect	-	489	-	-	-	489	-
Net income excluding gain on sale of ESOP business line	22,125	23,471	22,364	20,422	21,893	88,382	68,499
ESOP settlement expense	1,900	-	-	-	-	1,900	-
Tax effect	(315)	-	-	-	-	(315)	-
Net income excluding ESOP settlement expense	23,710	23,471	22,364	20,422	21,893	89,967	68,499
(Gain)/loss on sale of investment securities	-	-	-	(914)	(2,622)	(914)	(4,297)
Tax effect	-	-	-	192	551	192	902
Net income excluding (gain)/loss on sale of investment securities	23,710	23,471	22,364	19,700	19,822	89,245	65,104
Death benefit on bank owned life insurance ("BOLI")	-	(517)	(266)	-	-	(783)	(264)
Net income excluding death benefit on BOLI	23,710	22,954	22,098	19,700	19,822	88,462	64,840
Prepayment penalties on borrowings	-	-	125	-	3,804	125	3,804
Tax effect	-	-	(26)	-	(799)	(26)	(799)
Net income excluding prepayment penalties on borrowings	23,710	22,954	22,197	19,700	22,827	88,561	67,845
Adjusted net income	$ 23,710	$ 22,954	$ 22,197	$ 19,700	$ 22,827	$ 88,561	$ 67,845

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Footnote Index

Non-GAAP Reconciliation of Diluted Earnings per Share
(Dollars in Thousands, Unaudited)

	Three Months Ended					Twelve Months Ended	
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Diluted EPS as reported	$ 0.49	$ 0.52	$ 0.50	$ 0.46	$ 0.50	$ 1.98	$ 1.55
Acquisition expenses	0.02	0.02	0.01	-	-	0.04	-
Tax effect	-	-	-	-	-	-	-
Diluted EPS excluding acquisition expenses	0.51	0.54	0.51	0.46	0.50	2.02	1.55
Credit loss expense acquired loans	-	0.05	-	-	-	0.05	-
Tax effect	-	(0.01)	-	-	-	(0.01)	-
Diluted EPS excluding credit loss expense acquired loans	0.51	0.58	0.51	0.46	0.50	2.06	1.55
Gain on sale of ESOP trustee accounts	-	(0.05)	-	-	-	(0.05)	-
Tax effect	-	0.01	-	-	-	0.01	-
Diluted EPS excluding gain on sale of ESOP business line	0.51	0.54	0.51	0.46	0.50	2.02	1.55
ESOP settlement expense	0.04	-	-	-	-	0.04	-
Tax effect	(0.01)	-	-	-	-	(0.01)	-
Diluted EPS excluding ESOP settlement expense	0.54	0.54	0.51	0.46	0.50	2.05	1.55
(Gain)/loss on sale of investment securities	-	-	-	(0.02)	(0.06)	(0.02)	(0.10)
Tax effect	-	-	-	-	0.01	-	0.02
Diluted EPS excluding (gain)/loss on sale of investment securities	0.54	0.54	0.51	0.44	0.45	2.03	1.47
Death benefit on bank owned life insurance ("BOLI")	-	(0.02)	(0.01)	-	-	(0.03)	(0.01)
Diluted EPS excluding death benefit on BOLI	0.54	0.52	0.50	0.44	0.45	2.00	1.46
Prepayment penalties on borrowings	-	-	-	-	0.09	-	0.09
Tax effect	-	-	-	-	(0.02)	-	(0.02)
Diluted EPS excluding prepayment penalties on borrowings	0.54	0.52	0.50	0.44	0.52	2.00	1.53
Adjusted diluted EPS	$ 0.54	$ 0.52	$ 0.50	$ 0.44	$ 0.52	$ 2.00	$ 1.53

EXCEPTIONAL SERVICE • SENSIBLE ADVICE ®

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Return on Average Assets
(Dollars in Thousands, Unaudited)

	Three Months Ended					Twelve Months Ended	
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Average assets	$ 7,461,343	$ 6,507,673	$ 6,142,507	$ 5,936,149	$ 5,864,086	$ 6,514,251	$ 5,628,783
Return on average assets ("ROAA") as reported	1.14%	1.41%	1.45%	1.40%	1.49%	1.34%	1.22%
Acquisition expenses	0.05	0.05	0.02	-	-	0.03	-
Tax effect	(0.01)	(0.01)	-	-	-	(0.01)	-
ROAA excluding acquisition expenses	1.18	1.45	1.47	1.40	1.49	1.36	1.22
Credit loss expense acquired loans	-	0.12	-	-	-	0.03	-
Tax effect	-	(0.03)	-	-	-	(0.01)	-
ROAA excluding credit loss expense acquired loans	1.18	1.54	1.47	1.40	1.49	1.38	1.22
Gain on sale of ESOP trustee accounts	-	(0.14)	-	-	-	(0.04)	-
Tax effect	-	0.03	-	-	-	0.01	-
ROAA excluding gain on sale of ESOP business line	1.18	1.43	1.47	1.40	1.49	1.35	1.22
ESOP settlement expense	0.10	-	-	-	-	0.03	-
Tax effect	(0.02)	-	-	-	-	-	-
ROAA excluding ESOP settlement expense	1.26	1.43	1.47	1.40	1.49	1.38	1.22
(Gain)/loss on sale of investment securities	-	-	-	(0.06)	(0.18)	(0.01)	(0.08)
Tax effect	-	-	-	0.01	0.04	-	0.02
ROAA excluding (gain)/loss on sale of investment securities	1.26	1.43	1.47	1.35	1.35	1.37	1.16
Death benefit on bank owned life insurance ("BOLI")	-	(0.03)	(0.02)	-	-	(0.01)	-
ROAA excluding death benefit on BOLI	1.26	1.40	1.45	1.35	1.35	1.36	1.16
Prepayment penalty on borrowings	-	-	0.01	-	0.26	-	0.07
Tax effect	-	-	-	-	(0.05)	-	(0.01)
ROAA excluding prepayment penalties on borrowings	1.26	1.40	1.46	1.35	1.56	1.36	1.22
Adjusted ROAA	1.26%	1.40%	1.46%	1.35%	1.56%	1.36%	1.22%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Return on Average Common Equity
(Dollars in Thousands, Unaudited)

	Three Months Ended					Twelve Months Ended	
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020
Average common equity	$ 719,643	$ 724,412	$ 706,652	$ 697,401	$ 680,857	$ 712,122	$ 665,466
Return on average common equity ("ROACE") as reported	11.81%	12.64%	12.59%	11.88%	12.79%	12.23%	10.29%
Acquisition expenses	0.49	0.44	0.14	-	-	0.27	-
Tax effect	(0.10)	(0.09)	(0.03)	-	-	(0.06)	-
ROACE excluding acquisition expenses	12.20	12.99	12.70	11.88	12.79	12.44	10.29
Credit loss expense acquired loans	-	1.11	-	-	-	0.29	-
Tax effect	-	(0.23)	-	-	-	(0.06)	-
ROACE excluding credit loss expense acquired loans	12.20	13.87	12.70	11.88	12.79	12.67	10.29
Gain on sale of ESOP trustee accounts	-	(1.28)	-	-	-	(0.33)	-
Tax effect	-	0.27	-	-	-	0.07	-
ROACE excluding gain on sale of ESOP business line	12.20	12.86	12.70	11.88	12.79	12.41	10.29
ESOP settlement expense	1.05	-	-	-	-	0.27	-
Tax effect	(0.17)	-	-	-	-	(0.04)	-
ROACE excluding ESOP settlement expense	13.08	12.86	12.70	11.88	12.79	12.64	10.29
(Gain)/loss on sale of investment securities	-	-	-	(0.53)	(1.53)	(0.13)	(0.65)
Tax effect	-	-	-	0.11	0.32	0.03	0.14
ROACE excluding (gain)/loss on sale of investment securities	13.08	12.86	12.70	11.46	11.58	12.54	9.78
Death benefit on bank owned life insurance ("BOLI")	-	(0.28)	(0.15)	-	-	(0.11)	(0.04)
ROACE excluding death benefit on BOLI	13.08	12.58	12.55	11.46	11.58	12.43	9.74
Prepayment penalty on borrowings	-	-	0.07	-	2.22	0.02	0.57
Tax effect	-	-	(0.01)	-	(0.47)	-	(0.12)
ROACE excluding prepayment penalties on borrowings	13.08	12.58	12.61	11.46	13.33	12.45	10.19
Adjusted ROACE	13.08%	12.58%	12.61%	11.46%	13.33%	12.45%	10.19%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 45 Footnote Index December 31, September 30, June 30, March 31, December 31, 2021 2021 2021 2021 2020 Pre-tax income 25,505$ 27,127$ 25,943$ 23,872$ 23,860$ Provision for credit losses (2,071) 1,112 (1,492) 367 3,042 Pre-tax, pre-provision net income 23,434$ 28,239$ 24,451$ 24,239$ 26,902$ Pre-tax, pre-provision net income 23,434$ 28,239$ 24,451$ 24,239$ 26,902$ Acquisition expenses 884 799 242 - - Gain on sale of ESOP trustee accounts - (2,329) - - - ESOP one-time expense 1,900 - - - - (Gain)/loss on sale of investment securities - - - (914) (2,622) Death benefit on bank owned life insurance - (517) (266) - - Prepayment penalties on borrowings - - 125 - 3,804 Adjusted pre-tax, pre-provision net income 26,218$ 26,192$ 24,552$ 23,325$ 28,084$ Average common equity 719,643$ 724,412$ 706,652$ 697,401$ 680,857$ Unadjusted pre-tax, pre-provision ROACE 12.92% 15.47% 13.88% 14.10% 15.72% Adjusted pre-tax, pre-provision ROACE 14.45% 14.34% 13.94% 13.56% 16.41% Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 46 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2021 2021 2021 2021 2020 2020 2020 2020 Net interest income as reported 49,976$ 46,544$ 42,632$ 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Average interest earning assets 6,938,258 6,033,088 5,659,384 5,439,634 5,365,888 5,251,611 5,112,636 4,746,202 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 2.97% 3.17% 3.14% 3.29% 3.34% 3.39% 3.47% 3.56% Net interest income as reported 49,976$ 46,544$ 42,632$ 42,538$ 43,622$ 43,397$ 42,996$ 40,925$ Prepayment penalties on borrowings - - 125 - 3,804 - - - Acquisition-related purchase accounting adjustments ("PAU") (1,819) (875) (230) (1,579) (2,461) (1,488) (1,553) (1,434) Adjusted net interest income 48,157$ 45,669$ 42,527$ 40,959$ 44,965$ 41,909$ 41,443$ 39,491$ Adjusted net interest margin 2.86% 3.12% 3.13% 3.17% 3.44% 3.27% 3.35% 3.44% Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 47 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2019 2019 2019 2019 2018 2018 2018 2018 Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Average interest earning assets 4,748,217 4,623,985 4,566,674 3,929,296 3,808,822 3,717,139 3,638,801 3,580,143 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.58% 3.82% 3.73% 3.62% 3.60% 3.67% 3.78% 3.81% Net interest income as reported 41,519$ 43,463$ 41,529$ 34,280$ 33,836$ 33,772$ 33,550$ 33,411$ Prepayment penalties on borrowings - - - - - - - - Acquisition-related purchase accounting adjustments ("PAU") (1,042) (1,739) (1,299) (1,510) (1,629) (789) (1,634) (2,037) Adjusted net interest income 40,477$ 41,724$ 40,230$ 32,770$ 32,207$ 32,983$ 31,916$ 31,374$ Adjusted net interest margin 3.49% 3.67% 3.61% 3.46% 3.43% 3.59% 3.60% 3.58% Three Months EndedThree Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited)

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 48 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2017 2017 2017 2017 2016 2016 2016 2016 Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Average interest earning assets 3,471,169 3,078,611 2,943,627 2,797,429 2,932,145 2,957,944 2,471,354 2,367,250 Net interest income as a percentage of average interest earning assets ("Net Interest Margin") 3.71% 3.71% 3.84% 3.80% 2.92% 3.37% 3.48% 3.45% Net interest income as reported 31,455$ 27,879$ 27,198$ 25,568$ 20,939$ 24,410$ 20,869$ 19,774$ Prepayment penalties on borrowings - - - - 4,839 - - - Acquisition-related purchase accounting adjustments ("PAU") (868) (661) (939) (1,016) (900) (459) (397) (547) Adjusted net interest income 30,587$ 27,218$ 26,259$ 24,552$ 24,878$ 23,951$ 20,472$ 19,227$ Adjusted net interest margin 3.61% 3.63% 3.71% 3.66% 3.45% 3.31% 3.42% 3.36% Three Months Ended Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 49 Footnote Index December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2021 2021 2021 2021 2020 2020 2020 2020 Total interest expense as reported 4,142$ 4,324$ 4,788$ 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Average interest bearing liabilities 5,322,968 4,545,332 4,249,932 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities") 0.31% 0.38% 0.45% 0.50% 0.94% 0.67% 0.74% 1.13% Total interest expense as reported 4,142$ 4,324$ 4,788$ 5,051$ 9,612$ 6,749$ 7,348$ 10,729$ Prepayment penalties on borrowings - - (125) - (3,804) - - - Adjusted interest expense 4,142$ 4,324$ 4,663$ 5,051$ 5,808$ 6,749$ 7,348$ 10,729$ Average interest bearing liablities 5,322,968 4,545,332 4,249,932 4,116,568 4,077,223 4,027,057 3,975,297 3,814,785 Average non-interest bearing deposits 1,366,621 1,180,890 1,139,068 1,063,268 1,037,232 996,427 924,890 717,257 Average core funding 6,689,589$ 5,726,222$ 5,389,000$ 5,179,836$ 5,114,455$ 5,023,484$ 4,900,187$ 4,532,042$ Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds") 0.25% 0.30% 0.35% 0.40% 0.45% 0.53% 0.60% 0.95% Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended

HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liabilities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	1.24%	1.35%	1.38%	1.44%	1.30%	1.13%	0.98%	0.85%
Total interest expense as reported	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Prepayment penalties on borrowings	-	-	-	-	-	-	-	-
Adjusted interest expense	$ 11,879	$ 12,248	$ 12,321	$ 11,093	$ 9,894	$ 8,499	$ 7,191	$ 6,015
Average interest bearing liablities	3,794,943	3,601,144	3,570,713	3,131,276	3,021,310	2,971,074	2,929,913	2,869,372
Average non-interest bearing deposits	747,513	818,164	818,872	643,601	656,114	640,983	605,188	595,644
Average core funding	$ 4,542,456	$ 4,419,308	$ 4,389,585	$ 3,774,877	$ 3,677,424	$ 3,612,057	$ 3,535,101	$ 3,465,016
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	1.04%	1.10%	1.13%	1.19%	1.07%	0.93%	0.82%	0.70%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liabilities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	0.76%	0.68%	0.61%	0.59%	1.42%	0.74%	0.74%	0.76%
Total interest expense as reported	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 8,450	$ 4,552	$ 3,781	$ 3,754
Prepayment penalties on borrowings	-	-	-	-	(4,839)	-	-	-
Adjusted interest expense	$ 5,319	$ 4,191	$ 3,607	$ 3,266	$ 3,611	$ 4,552	$ 3,781	$ 3,754
Average interest bearing liablities	2,766,948	2,459,262	2,375,827	2,246,550	2,369,810	2,443,986	2,058,463	1,974,325
Average non-interest bearing deposits	603,733	540,109	499,446	491,154	504,274	462,253	364,822	339,141
Average core funding	$ 3,370,681	$ 2,999,371	$ 2,875,273	$ 2,737,704	$ 2,874,084	$ 2,906,239	$ 2,423,285	$ 2,313,466
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	0.63%	0.55%	0.50%	0.48%	0.50%	0.62%	0.63%	0.66%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 52 Footnote Index December 31, September 30, 2021 2021 Total deposit interest expense as reported 1,663$ 1,808$ Average interest bearing deposits 4,543,989 3,831,632 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing Deposits") 0.15% 0.19% Average interest bearing deposits 4,543,989 3,831,632 Average non-interest bearing deposits 1,366,621 1,180,890 Average total deposits 5,910,610$ 5,012,522$ Annualzied deposit interest expense as a percentage of average total deposits ("Cost of Total Deposits") 0.11% 0.14% Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited) Three Months Ended

HORIZON BANK

Footnote Index

Non-GAAP Calculation and Reconciliation of Efficiency Ratio and Adjusted Efficiency Ratio
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Non-GAAP Calculation of Efficiency Ratio					
Non-interest expense as reported	$ 39,370	$ 34,349	$ 33,388	$ 32,172	$ 36,453
Net interest income as reported	49,976	46,544	42,632	42,538	43,622
Non-interest income as reported	12,828	16,044	15,207	13,873	19,733
Non-interest expense/ (Net interest income + Non-interest income) ("Efficiency Ratio")	62.69%	54.88%	57.73%	57.03%	57.54%
Non-GAAP Reconciliation of Adjusted Efficiency Ratio					
Non-interest expense as reported	$ 39,370	$ 34,349	$ 33,388	$ 32,172	$ 36,453
Acquisition expenses	(884)	(799)	(242)	-	-
ESOP settlement expense	(1,900)	-	-	-	-
Non-interest expense excluding merger expenses	36,586	33,550	33,146	32,172	36,453
Net interest income as reported	49,976	46,544	42,632	42,538	43,622
Prepayment penalties on borrowings	-	-	125	-	3,804
Net interest income excluding prepayment penalties on borrowings	49,976	46,544	42,757	42,538	47,426
Non-interest income as reported	12,828	16,044	15,207	13,873	19,733
Gain on sale of ESOP trustee accounts	-	(2,329)	-	-	-
(Gain)/loss on sale of investment securities	-	-	-	(914)	(2,622)
Death benefit on bank owned life insurance ("BOLI")	-	(517)	(266)	-	-
Non-interest income excluding (gain)/loss on sale of investment securities and death benefit on BOLI	$ 12,828	$ 13,198	$ 14,941	$ 12,959	$ 17,111
Adjusted efficiency ratio	58.25%	56.16%	57.45%	57.97%	56.48%

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E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 54 Footnote Index Actual Acquisition & Non- Recurring Expenses Adjusted Actual Acquisition & Non- Recurring Expenses Adjusted Actual Acquisition & Non- Recurring Expenses Adjusted Non-interest Expense Salaries and employee benefits 20,549$ (202)$ 20,347$ 18,901$ (25)$ 18,876$ 17,730$ -$ 17,730$ Net occupancy expenses 3,204 - 3,204 2,935 (13) 2,922 3,084 - 3,084 Data processing 2,672 (1) 2,671 2,526 (17) 2,509 2,388 - 2,388 Professional fees 562 (45) 517 522 (53) 469 588 (51) 537 Outside services and consultants 2,197 (162) 2,035 2,330 (401) 1,929 2,220 (187) 2,033 Loan expense 2,803 (83) 2,720 2,645 - 2,645 3,107 - 3,107 FDIC insurance expense 798 (6) 792 279 - 279 500 - 500 Other losses 1,925 (1,904) 21 69 (1) 68 6 - 6 Other expense 4,660 (381) 4,279 4,142 (289) 3,853 3,765 (4) 3,761 Total non-interest expense 39,370$ (2,784)$ 36,586$ 34,349$ (799)$ 33,550$ 33,388$ (242)$ 33,146$ Annualized non-interest expense to average assets 2.09% 1.95% 2.09% 2.05% 2.18% 2.16% (Dollars in Thousands, Unaudited) December 31, September 30, 2021 2021 June 30, 2021 Three Months Ended Non-GAAP Reconciliation of Non-Interest Expense

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 55 Footnote Index Actual Acquisition & Non- Recurring Expenses Adjusted Actual Acquisition & Non- Recurring Expenses Adjusted Non-interest Expense Salaries and employee benefits 16,871$ -$ 16,871$ 20,030$ -$ 20,030$ Net occupancy expenses 3,318 - 3,318 3,262 - 3,262 Data processing 2,376 - 2,376 2,126 - 2,126 Professional fees 544 - 544 691 - 691 Outside services and consultants 1,702 - 1,702 2,083 - 2,083 Loan expense 2,822 - 2,822 2,961 - 2,961 FDIC insurance expense 800 - 800 900 - 900 Other losses 283 - 283 735 - 735 Other expense 3,456 - 3,456 3,665 - 3,665 Total non-interest expense 32,172$ -$ 32,172$ 36,453$ -$ 36,453$ Annualized non-interest expense to average assets 2.20% 2.20% 2.47% 2.47% 2021 2020 Non-GAAP Reconciliation of Non-Interest Expense (Dollars in Thousands, Unaudited) Three Months Ended March 31, December 31,

E X C E P T I O N A L S E R V I C E • S E N S I B L E A D V I C E ® 56 Footnote Index Actual Acquisition & Non- Recurring Expenses Adjusted Actual Acquisition & Non- Recurring Expenses Adjusted Non-interest Expense Salaries and employee benefits 74,051$ (227)$ 73,824$ 71,082$ -$ 71,082$ Net occupancy expenses 12,541 (13) 12,528 12,811 - 12,811 Data processing 9,962 (18) 9,944 9,200 - 9,200 Professional fees 2,216 (149) 2,067 2,433 - 2,433 Outside services and consultants 8,449 (750) 7,699 7,318 - 7,318 Loan expense 11,377 (83) 11,294 10,628 - 10,628 FDIC insurance expense 2,377 (6) 2,371 1,855 - 1,855 Other losses 2,283 (1,905) 378 1,162 - 1,162 Other expense 16,023 (674) 15,349 14,952 - 14,952 Total non-interest expense 139,279$ (3,825)$ 135,454$ 131,441$ -$ 131,441$ Annualized non-interest expense to average assets 2.14% 2.08% 2.34% 2.34% Twelve Months Ended Non-GAAP Reconciliation of Non-Interest Expense (Dollars in Thousands, Unaudited) 2021 December 31, December 31, 2020